SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. [4])


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  |_|

Check the Appropriate Box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12


                           Amarillo Biosciences, Inc.
                (Name of Registrant as Specified in Its Charter)

                  ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed

                           AMARILLO BIOSCIENCES, INC.
                            4134 BUSINESS PARK DRIVE
                              AMARILLO, TEXAS 79110


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 22, 2006


TO THE STOCKHOLDERS:

      The Annual Meeting of Stockholders of Amarillo Biosciences, Inc. (the "Company") will be held at Days Inn Hotel East, 1701 East I-40, Amarillo, Texas 79102, (806) 379-6255, on the 22nd day of June, 2006 at 10:00 A.M., local time, for the following purposes:

      1. To elect six Directors to serve until the next Annual Meeting and until their respective successors are elected and qualify.

      2. To act upon such other business as may properly come before the meeting.

      3. To adjourn the meeting, if necessary, for the purpose of soliciting additional votes.


      Only stockholders of record as of the close of business on April 27, 2006 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 4134 Business Park Drive, Amarillo, Texas 79110.

                       By Order of the Board of Directors


                                                   EDWARD L. MORRIS
                                                   Secretary

Amarillo, Texas
June 7, 2006


      If you do not expect to be present at the meeting, please fill in, date and sign the enclosed Proxy and return it promptly in the enclosed return envelope.

                           AMARILLO BIOSCIENCES, INC.
                            4134 BUSINESS PARK DRIVE
                              AMARILLO, TEXAS 79109

                                 PROXY STATEMENT

      The accompanying Proxy is solicited by and on behalf of the Board of Directors of Amarillo Biosciences, Inc. a Texas corporation (the "Company"), for use only at the Annual Meeting of Stockholders to be held at Days Inn Hotel East, 1701 East I-40, Amarillo, Texas 79102, (806) 379-6255, on the 22nd day of June, 2006, at 10:00 A.M., local time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was June 7, 2006.

      Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspector of Election, at the Annual Meeting, or by the execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation.

      The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the nominees for election as directors named herein. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting. Election of directors will be determined by a plurality of the votes of the shares of common stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, in the case of shares that are present or represented at the Meeting for quorum purposes, not voting such shares for a particular director, including by withholding authority on the Proxy, will not operate to prevent the election of such director if he otherwise receives a plurality of the votes. Votes will be counted manually by an election judge, who will be the Company's Secretary or an Assistant Secretary, and who will execute an affidavit certifying the vote as to each proposal.

                                VOTING SECURITIES

      The Board of Directors has fixed the close of business on April 27, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on April 27, 2006 consisted of 21,082,203 shares of Common Stock, each entitled to one vote. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock, representing a majority of the number of votes entitled to be cast.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth the number of shares of Common Stock beneficially owned as of April 1, 2006, by each person, other than officers and directors, who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.

Name and Address of Beneficial Owner                 Number of     Percentage
                                                      Shares        of Class
                                                    Beneficially
                                                       Owned
------------------------------------------------- ---------------- ------------
Hayashibara Biochemical Laboratories, Inc.          3,290,781            15.6%
2-3 Shimoishii 1 - chome
Okayama 700, Japan

Shares of the Company held by Hayashibara Biochemical Laboratories, Inc. may be voted by its President, Ken Hayashibara. Dispositive power over such shares resides with the Board of Directors of Hayashibara Biochemicals, Inc., as it may be constituted from time to time.

          SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

      The following table sets forth the beneficial ownership of the Company's stock as of December 31, 2005 by each executive officer and director and by all executive officers and directors as a group:

                                     Amount and
                                     Nature of
Name and Address of Owner            Beneficial          Percent of
                                      Ownership         Class Owned

Joseph Cummins
2122 Harrison
Amarillo, TX 79109                  2,025,032(1)            8.9%

Dennis Moore
402 Fish Hatchery
Hamilton, MT  59840                  864,299(2)             3.9%

Katsuaki Hayashibara
2-3, Shimoishii, 1-chome
Okayama, 700 Japan                   912,365(3)             4.2%

Stephen Chen
Floor 7-1, No. 18
Xin Yi Road,  Sec. 5
Taipei, Taiwan                       864,125(4)             3.9%

James Page
103 Clubhouse Lane, #182
Naples, FL  34105                    864,125(5)             3.9%

Thomas D'Alonzo
908 Vance Street
Raleigh, NC 27608                     38,139(6)             .2%

Thomas Ulie
P.O. Box 814
Mercer Island, WA 98040                671,300              3.2%
                                  ------------------------------------

Total Group (all directors and
executive officers - 5 persons)       5,529,946            22.2%

(1)   1,788,486 of these shares are exercisable options

(2)   814,125 of these shares are exercisable options

(3)   864,125 of these shares are exercisable options

(4)   814,125 of these shares are exercisable options

(5)   864,125 of these shares are exercisable options

(6) 31,139 of these shares are exercisable options, and 2,000 are owned by his children.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

      Six directors will be elected at the meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. The By-Laws of the Company permit the Board of Directors to fix the number of directors at no less than one nor more than thirty persons and the Board of Directors has fixed the number of directors at six persons. The Proxies solicited by this proxy statement may not be voted for a greater number of persons than the number of nominees named. It is intended that these Proxies will be voted for the following nominees, but the holders of these Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, the principal occupation of each, the year in which first elected a director of the Company and certain other information concerning each of the nominees. Abstentions or broker non-votes on this proposal will not affect the determination of a quorum, but could cause one or more directors to not be elected, as each nominee requires the affirmative vote of a majority of the shares represented at the meeting (in person or by proxy) in order to be elected.

      The Board of Directors unanimously recommends that the stockholders vote FOR this proposal.

      The name of, and certain information with respect to, all directors, executive officers and all persons nominated or chosen to become a director are as follows (all of the following have been nominated to serve as directors):

  Name and Age                    Director  Principal Occupation for the Past
                                   Since               Five Years
--------------------------------- -------- ------------------------------------
Joseph Cummins, DVM, PhD           1984    Chairman of the Board of the
(1)(3), 62                                 Company since June 1984. Has
                                           served as President of the Company
                                           since December 1994 and as Chief
                                           Financial Officer since October 1997.
                                           Received a PhD degree in microbiology
                                           from the University of Missouri in
                                           1978 and a doctor of  veterinary
                                           medicine degree from Ohio State
                                           University in 1966.
Stephen Chen, PhD (2)(4)(6), 55    1996    President and Chief Executive
                                           Officer of STC International,
                                           Inc., a health care investment
                                           firm, since May 1992. From August
                                           1989 to May 1992, Director of
                                           Pharmaceutical Research and
                                           Development for the Ciba Consumer
                                           Pharmaceuticals Division of
                                           Ciba-Geigy.
Dennis Moore, DVM (1)(4)(5)(6),    1986    Doctor of veterinary medicine
58                                         since 1972 and was in private
                                           practice from 1972 to 1995.
                                           Management of personal investments
                                           since 1995.
James Page, MD (1)(2)(5), 77       1996    Prior to retiring in 1991 as a
                                           Vice President with Adria
                                           Laboratories, Inc., held various
                                           upper management level positions
                                           with Carter Wallace, Inc., Merck
                                           Sharpe & Dohme Research
                                           Laboratories and Wyeth
                                           Laboratories.
Thomas D'Alonzo, 63               1998 -   A former ABI director, Mr.
                                   2002    D'Alonzo is a seasoned executive
                                           with experience in all major
                                           facets of pharmaceutical
                                           operations: Sales and marketing,
                                           manufacturing, quality assurance,
                                           finance and licensing and
                                           strategic planning. He is
                                           experienced in research intensive
                                           biotech start up and attendant
                                           fundraising activities. Mr.
                                           D'Alonzo has served on the Board
                                           of Directors for Salix
                                           Pharmaceuticals, Inc. since 2000,
                                           Bio-Informatics Group, Inc. since
                                           2002, and Dara BioSciences, Inc.
                                           since 2005. Mr. D'Alonzo has been
                                           retired since 1999, except for the
                                           Board positions shown above.

Thomas Ulie, 57                     ___    Chief Executive Officer of First
                                           Island Capital, Inc. since 1994,
                                           Mr. Ulie is experienced in
                                           investment business, including
                                           investment banking, research,
                                           corporate management, and money
                                           management, and is a Chartered
                                           Financial Analyst and a
                                           Supervisory Analyst (with the
                                           NYSE).  Currently on the Board of
                                           Directors of Gray*Star, Inc., and
                                           Cardiomedics, Inc.

(1)   Member of the Executive Committee.
(2)   Member of the Compensation Committee.
(3)   Member of the Finance Committee.
(4)   Member of the Audit Committee.
(5) Member of the Administration Committee for the 1996 Employee Stock Option Plan and the Outside Director and Advisor Stock Option Plan
(6) Member of the Administration Committee for the 2006 Employees Stock Option and Stock Bonus Plan.

                                  PROPOSAL TWO

AUTHORIZATION TO VOTE PROXIES ON OTHER BUSINESS TO PROPERLY COME BEFORE THE MEETING.

      The Company's stockholders are being asked to approve the voting of their Proxies upon other business to properly come before the Annual Meeting. This would include the transaction of business properly before any adjournment of the meeting, subject, however, to approval of proposition 3 (see below).

      Management is not aware of any other business that will be brought before the meeting; however, Article I, Section 1 of the Bylaws of the Company provides that, "Any business may be transacted at an annual meeting, except as otherwise provided by law or by these Bylaws." Accordingly, it is possible that one or more stockholders may bring one or more matters before the meeting, and management wishes to be able to vote duly executed Proxies on any such matters brought before the meeting. Abstentions or broker non-votes on this proposal will not affect the determination of a quorum, but could cause this proposal to fail, as in order to pass, this proposal requires the affirmative vote of a majority of the shares represented at the meeting (in person or by proxy).

      The Board of Directors unanimously recommends that the stockholders vote FOR this proposal.

                                   PROPOSAL 3

               ADJOURNMENT OF MEETING TO SOLICIT ADDITIONAL VOTES

      The stockholders are being asked to approve the voting of their Proxies for the purpose of adjourning the meeting to solicit additional votes. It is not certain that the meeting will have to be adjourned, but management does anticipate the possibility that sufficient Proxies may not be received prior to the meeting date to constitute a quorum, and in that event, management would like the authority for the Board of Directors to vote the Proxies to adjourn the meeting from time to time as may be necessary to solicit additional votes, so that the annual meeting may be properly held, and so that directors may be elected for the ensuing year. Abstentions or broker non-votes on this proposal will not affect the determination of a quorum, but could cause this proposal to fail, as in order to pass, this proposal requires the affirmative vote of a majority of the shares represented at the meeting (in person or by proxy).

      The Board of Directors unanimously recommends that the stockholders vote FOR this proposal.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires directors and officers of the Company and persons who own more than 10 percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2005, all filings applicable to its directors, officers and more than 10 percent beneficial owners were timely filed.

Board of Directors

      The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board and Committee meetings. Three meetings of the Board of Directors were held during 2005. No incumbent director attended fewer than 75% of the meetings of the Board of Directors or meetings of Committees of the Board on which they served.

      Ten times during 2005, the Board of Directors conducted business by unanimous written consent, in lieu of holding a meeting.

Audit, Nominating, and Compensation Committees

      The Company has standing Audit, Nominating, and Compensation Committees of
the  Board  of  Directors   established  in  accordance   with  15  U.S.C.   ss.
78c(a)(58)(A).

Audit Committee Report

      The Audit Committee has reviewed and discussed with management the audited financial statements included in the Company's Form 10-KSB for the year ended December 31, 2005, a copy of which is included in the Proxy solicitation materials sent to each stockholders. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS 61 (codification of statements on auditing standards, AU Section 380), as heretofore modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as heretofore modified or supplemented, and has discussed with the independent accountants, the independent accountants' independence. Based upon the aforesaid review and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Stephen Chen  Katsuaki Hayashibara  Dennis Moore

      The Board of Directors has not adopted a written charter for the Audit Committee.

      The Audit Committee consists of Stephen Chen, Katsuaki Hayashibara and Dennis Moore. All members of the Audit Committee are "independent" according to the definition of "independent director" set forth in NASD Rule 4200. The function of the Audit Committee is to serve as an advisory committee to the Board of Directors of the Company; to review financial statements and other reports prepared by the Company and any reports or other communications rendered by the Company's independent certified public accounts and to coordinate with the accountants any matters raised from time to time by the accountants; to meet with the representative of the Company's independent certified public accountants at least annually; and to take under advisement any matters referred by the accountants. The Audit Committee met one time during 2005.

      The Board of Directors created a Nominating Committee on February 26, 2005. The Nominating Committee does not have a charter. Current members of the Nominating Committee are Joseph M. Cummins, Katsuaki Hayashibara, and Dennis Moore. The function of the Nominating Committee is to nominate a slate of directors to stand for election as Directors of the Company at the Company's annual shareholders meeting. The nominees set forth in these Proxy Materials for election as directors were proposed by the Nominating Committee, and nominated by the Board of Directors of the Company. The Committee will consider nominees recommended by security holders for election to the Board of Directors in 2006, and subsequent years. Security holders shall follow the following procedures in submitting recommendations for nominees to the Board of Directors: the proposed nominee's name, address, telephone number, employer, present occupation and general business or scientific qualifications shall be mailed or faxed to the Company, in written form. The Nominating Committee will review such submissions, and if they determine that the Company would benefit by having such person on its Board of Directors, the Nominating Committee will send to the nominee a more detailed Questionnaire, which will solicit from said nominee relevant data required by rules and regulations of the Securities and Exchange Commission, and other data or information which they deem to be material. Upon receipt of the completed Questionnaire, the Nominating Committee will determine whether to include such persons among the nominees recommended by the Nominating Committee for election as a director at the ensuing annual shareholders meeting.

      The Nominating Committee believes that for a nominee to be recommended by the Nominating Committee for election as a Director, the nominee should meet the following minimum qualifications, and should possess the following specific qualities or skills: each nominee should be of good reputation, and should have substantial experience either in the biotech or a biotech-related industry, or in corporate finance and accounting, including without limitation, capital formation. The Nominating Committee identifies and evaluates nominees based upon recommendations from the Company's officers, directors and stockholders, and such process includes review of biographical data, solicitation of references and recommendations, and personal interviews. A nominee for director is evaluated in the same manner, regardless of whether he has been recommended by a security holder, by management, or by an existing director.

      Joseph Cummins is the Chief Executive Officer of the Company and not an "independent" member of the Nominating Committee under NASD Rule 4200(a)(15). Dennis Moore and Katsuaki Hayashibara are independent members of the Nominating Committee under Rule 4200(a)(15).

      The Compensation Committee consists of Stephen Chen and James Page. The function of the Compensation Committee is to serve as an advisory committee to the Board of Directors of the Company regarding all matters of director, officer and employee compensation, and to report to the Board of Directors from time to time as they might deem necessary, with any recommendations for changes in level of compensation or fringe benefits for officers, directors or employees. The Compensation Committee met one time in 2005.

      Katsuaki Hayashibara has declined to stand for reelection to the Board of Directors of the Company, and the Board of Directors will select a replacement for him on the Audit Committee and Nominating Committee, at the annual meeting of the Board of Directors.

      The Company has a process for Security Holders to send communications to the Board of Directors. Specifically, all Security Holder communications to the Board are sent directly to each board member. Any communication addressed to a specific board member is sent directly to that board member, and any communication directed to "the Board," "the Board of Directors," or "Directors" in general, is sent to each director then serving.

      The Company strongly encourages, but does not require, the attendance of each director at each Annual Meeting. Only one director attended the Company's 2005 Annual Meeting, but four of the five then incumbent directors participated in the 2005 Annual Meeting of Directors, which immediately followed the 2005 Annual Meeting of stockholders, with three (3) of said directors participating in said meeting by conference telephone. Management has made an effort to clear this year's Annual Meeting date with all of the directors, and each director and director nominee is expected to attend, with the exception of Katsuaki Hayashibara, who has declined to stand for reelection to the Board of Directors.

                  DIRECTORS' FEES AND COMPENSATION DURING 2005

                                                                     Security
                                           Cash Compensation          Grants
                                        -------------------------  -------------
Name                                    Meeting      Consulting      Number of
                                         Fees (1)     Fees (2)      Securities
                                                                     Underlying
                                                                      Options
-------------------------------------   -----------  ------------  -------------
Stephen Chen, Ph.D.                             --            --         600,000
Katsuaki Hayashibara                            --            --         600,000
Dennis Moore, D.V.M.                            --            --         600,000
James Page, M.D.                                --            --         600,000
Dr. Joseph M. Cummins                           --            --         600,000

(1) Directors do not receive compensation for attendance at directors' meetings, but may claim reimbursement for actual out-of-pocket expenses incurred in connection with their attendance at such meetings.
(2) Each director may receive $1,200 per day for employment on special projects or assignments, prorated for partial days.

                             EXECUTIVE COMPENSATION

      The following table presents the compensation paid by the Company to the named executive officers for 2003 through 2005.

                           Summary Compensation Table
                                                                      Long Term
                                         Annual Compensation        Compensation
                                    --------------------------------------------
Name and Principal                                          Other     Securities
                                                           Compen-    Underlying
Position                     Year     Salary     Bonus     sation       Options
--------------------------  ------  ----------  -------  -----------  ----------
Dr. Joseph M. Cummins,
  Chairman of the Board,
  President and Chief
  Executive Officer         2005     $177,000   $   --    $     --       600,000
                            2004     $ 74,716   $   --    $     --       650,000
                            2003     $103,779   $   --    $     --       490,000

                              Option Grants in 2005

      The following table sets forth certain information relating to options granted in 2005 to the executive officers named above, to purchase shares of common stock of the Company.

                           % of Total
                            Number of        Options
                            Shares of        Granted     Exercise
                             Common            to        or Base
Name                         Stock          Employees     Price      Expiration
                           Underlying        in 2005     ($/Sh)         Date
------------------------- --------------- ------------ ------------ ------------
Joseph M. Cummins            100,000          7.7%       $0.40(1)    02/25/2010
                             500,000         38.5%       $0.30(1)    08/22/2010
------------------------- --------------- ------------ ------------- -----------

(1)   The fair market value of the common stock on the date of the grant.

                Aggregated Option Exercises at December 31, 2005
                           And Year-End Option Values

      The following table sets forth information for the executive officers named above, regarding the exercise of options during 2005 and unexercised options held at the end of 2005.

                                                        Number of Shares of Common Stock       Value of Unexercised
                            Shares                      Underlying Unexercised Options at          In-The-Money
                           Acquired on      Value            December 31, 2005 (#)                   Options at
Name                      Exercise (#)    Realized        Exercisable/Unexercisable             December 31, 2005 ($) (1)
                                            ($)                                              Exercisable/Unexercisable
-----------------------  --------------  -----------  ---------------------------------   --------------------------------
Joseph Cummins                    --            --        1,788,486   /       None           $769,049  /      None
-----------------------  --------------  ----------   ---------------------------------   --------------------------------

(1) Calculated based on the closing price of the common stock ($0.43) as reported by OTC BB on December 30, 2005.

                              CERTAIN TRANSACTIONS

Hayashibara Biochemical Laboratories, Inc. ("HBL")

      The Company has relied significantly on HBL, the largest shareholder of the Company, for a substantial portion of both its capital and product supply requirements, and currently is party to six (6) material agreements with HBL:

      1. Joint Development and Manufacturing / Supply Agreement dated March 13, 1992. This agreement has been amended on January 7, 1996, May 10, 1996, and September 7, 2001, and will expire March 12, 2008, at which time it will automatically renew for an additional three (3) years unless the parties agree otherwise. This agreement provides the Company with a source of natural human interferon alfa for use in the Company's interferon alfa-containing products. Additional information on the development agreement is set forth in footnote 4 to the consolidated financial statements accompanying to the 10-KSB. Neither party has paid the other any amounts under this Agreement during the past two
(2) years

      2. Japan Animal Health License Agreement dated January 20, 1993. The original term of this agreement expired January 19, 2000, but has been automatically renewed for successive three (3) year terms since that date, and will currently expire January 19, 2009, subject to prior written agreement of the parties. The agreement licenses to HBL certain company technical information and patents, in connection with the oral use of HBL interferon in animals in Japan. Under this agreement, HBL pays the Company a royalty of 8% on sales of HBL interferon for oral use in animals in Japan. The amount received by the Company from such royalties since January 1, 2004, is $42,134, all of which was received in 2005.

      3. Manufacturing / Supply Agreement dated June 1, 1994, subsequently amended May 10, 1996. This manufacturing and supply agreement provides for the supply of interferon by HBL to the Company for non-oral administration in all species. The current expiration date of this agreement is May 31, 2009, after which time the agreement will automatically renew for successive five (5) year periods, subject to the agreement of the parties. The Company is not currently either acquiring from HBL nor reselling to any other party, interferon for non-oral administration in any species.

      4. Distribution Agreement dated September 17, 1997 (TNF-a). This agreement provides for the acquisition of the Company of tumor necrosis factor alpha (TNF-a) from HBL, and the resale by the Company of TNF-a containing products, subject to payment of certain transfer fees, license fees, and manufacturing and supply fees to HBL. The agreement will expire September 16, 2007, whereupon it will automatically renew for successive three (3) year terms unless one of the parties gives written notice of termination to the other prior to commencement of the renewal term. The Company is not currently purchasing TNF-a from HBL, nor has it done so during the past two (2) years.

      5. Distribution Agreement dated September 17, 1997 (INF-g). This agreement was amended April 4, 2000, and provides for the acquisition by the Company of interferon gamma (INF-g) from HBL, and the resale by the Company of INF-g containing products, subject to payment of certain transfer fees, license fees, and manufacturing and supply fees to HBL. The agreement will expire September 16, 2010, whereupon it will automatically renew for successive three (3) year terms unless one of the parties gives written notice of termination to the other prior to commencement of the renewal term. The Company is not currently purchasing INF-g from HBL, nor has it done so during the past two (2) years.

      6. Distribution Agreement dated October 13, 2000 (ACM). This agreement provides for the acquisition of the Company of anhydrous crystalline maltose
(ACM) from HBL, and the resale by the Company of ACM containing products, subject to payment of certain transfer fees, license fees, and manufacturing and supply fees to HBL. The agreement expired October 12, 2005, and since then has automatically renewed for successive one (1) year terms, with the current term to expire October 12, 2006. Thereafter, the agreement will continue to automatically renew for successive one (1) year terms, unless one of the parties gives written notice of termination to the other party within thirty (30) days prior to the commencement of the renewal term. The Company is not currently purchasing ACM from HBL, nor has it done so during the past two (2) years.


Loans from HBL.

      HBL loaned $1 million to the Company on November 30, 1999 and an additional $1 million on February 29, 2000, both loans bearing interest at 4.5% per annum. The November 30, 1999 loan has been extended until December 2006 and the February 29, 2000 loan has been extended to February 29, 2007. The aggregate balance on both notes at December 31, 2005, including principal and accrued interest, was $2,510,701. The Company considers those loans, and the related extensions therein discussed, to be of considerable benefit to the Company, and to be on terms more favorable than could be obtained from an independent institutional lender, or from a non-related third party.


SandersBaker, P.C.

      During 2005, the Company used the law firm of SandersBaker, P.C. Mr. Edward Morris, Secretary of the Company, is a partner in that firm. The Company was invoiced $20,354 by said firm in 2005.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Lopez, Blevins, Bork & Associates, LLP, of Houston, Texas, serve as the Company's independent public accountants. The accountants are given the opportunity each year (including 2006) to have one or more representatives attend the Company's Annual Meeting, and to make a statement if they desire to do so. The Company has not been notified that said accounting firm intends to have one or more representatives present at the 2006 Annual Meeting, and accordingly, it is not anticipated that such representatives will be available to respond to questions.

      Through 2003, Carlos Lopez, the Company's principal independent accountant, was employed by Malone & Bailey, PLLC, who prepared the Company's audited financials for the year ending December 31, 2003. During 2004, Mr. Lopez shifted his employment to Lopez, Blevins, Bork & Associates, LLP, and in order to retain the services of Mr. Lopez, the Company changed its public accounting firm to said firm. Accordingly, during the Company's two (2) most recent fiscal years, no former accountant has resigned, declined to stand for reelection, or been dismissed.

      The following summarizes the fees incurred by the Company during 2004 and 2005 for accountant and related services.

Audit Fees

-------------------------------------------------------
                                    2005        2004
-------------------------------------------------------
Malone & Bailey, PLLC                         $15,000
-------------------------------------------------------
Lopez, Blevins, Bork & Assoc.      $17,875    $ 3,500
LLP
-------------------------------------------------------

Audit-Related Fees

-------------------------------------------------------
                                    2005        2004
-------------------------------------------------------
Johnson & Sheldon                   $465       $575
-------------------------------------------------------

Tax Fees

-------------------------------------------------------
                                    2005       2004
-------------------------------------------------------
Johnson & Sheldon                  $2,750     $2,100
-------------------------------------------------------

All Other Fees

None.

                              STOCKHOLDER PROPOSALS
                        SUBMITTED PURSUANT TO Rule 14a-8

      Stockholders may present proposals for inclusion in the Company's proxy statement for the 2007 annual meeting of stockholders provided they are received by the Company no later than February 10, 2007, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

        STOCKHOLDER PROPOSALS SUBMITTED OUTSIDE THE PROCESS OF RULE 14a-8

      A shareholder proposal for inclusion in the Company's Proxy Statement for the 2007 Annual Meeting of Stockholders, which is submitted outside the processes of Rule 14a-8, will be considered untimely if presented after April 26, 2007.

                                     GENERAL

      So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

                              COST OF SOLICITATION

      The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to the principals at the expense of the Company.


                                             EDWARD L. MORRIS
                                             Secretary

                        ANNUAL MEETING OF STOCKHOLDERS OF

                           AMARILLO BIOSCIENCES, INC.

                                  June 22, 2006

      Proof #1
      Revised


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.
[Arrow Pointing down]                                      [Arrow Pointing down]
--------------------------------------------------------------------------------

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF DIRECTORS AND "FOR"
                           PROPOSAL 2 AND PROPOSAL 3.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

   1. Election of                                  2. Authorize voting of your proxy      FOR  AGAINST ABSTAIN
      Directors:                                      upon such other business as may     |_|     |_|     |_|
                                                      properly come before the meeting.
                 NOMINEES:
  |_| FOR ALL    O Joseph M. Cummins
      NOMINEES   O Stephen Chen                    3. Authorize voting of your proxy for  FOR  AGAINST ABSTAIN
  |_| WITHHOLD   O James Page                         the purpose of adjourning the       |_|     |_|     |_|
      AUTHORITY  O Dennis Moore                       meeting for the purpose of
  |_| FOR ALL    O Thomas D'Alonzo                    soliciting additional votes.
      NOMINEES   O Thomas Ulie
  |_| FOR ALL                                      This proxy is solicited on behalf of the Board of Directors
      EXCEPT                                       of the Company. This proxy, when properly executed, will be
      (See                                         voted in accordance with the Instructions given above. If no
      instructions                                 instructions are given, this proxy will be voted "FOR"
      below)                                       election of the Directors and "FOR" proposal 2 and proposal
                                                   3.


INSTRUCTION:  To  withhold  authority  to vote for
              any individual nominee(s), mark "FOR
              ALL  EXCEPT"  and fill in the circle
              next to  each  nominee  you  wish to
              withhold, as shown here: O
--------------------------------------------------

--------------------------------------------------

To change the address on your account, please
check the box at right and indicate  your new   |_|
address in the address space above. Please note that changes to the registered name(s) on the account may not be substituted via this method.

--------------------------------------------------

Signature of Stockholder               Date:             Signature of Stockholder               Date:
                         -------------        ---------                           -------------        ---------

         Note:    Please  sign exactly as your name or names  appear on this Proxy.  When shares ate held  jointly,
                  each  holder  should  sign.   When  signing  as  executor,  administrator,  attorney,  trustee or guardian,  please give full title as such.  If the  signer  is a  corporation, please  sign  full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proof #1
Revised


                                                               0


COMMON STOCK                                                               PROXY

                           AMARILLO BIOSCIENCES, INC.
                         Annual Meeting of Stockholders
                            To Be Held June 22, 2006
           This proxy is solicited on behalf of the Board of Directors

      Revoking any such prior appointment, the undersigned, a stockholder of Amarillo Biosciences, Inc., hereby appoints Joseph M. Cummins, Stephen Chen, James Page, and Dennis Moore, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held in the Days Inn Hotel East, 1701 E I-40, Amarillo, Texas 79102 on June 22, 2006 at 10:00 A.M. local time and subject to approval of proposal (3), at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

      This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted for proposals (1), (2) and (3), and will be voted in the discretion of the proxy holders on other matters to properly come before the meeting.
                (Continued and to be signed on the reverse side)


                                                                           14475